Smith Barney Futures Management LLC
                              388 Greenwich Street 7th Fl
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re:      Salomon Smith Barney Diversified 2000 Futures Fund  L.P.
         Supplement to Registration Statement on Form S-1
         File No. 333-87663

Ladies and Gentlemen:

     On Behalf of Salomon Smith Barney Diversified 2000 Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b)
(3) of the Securities Act 0f 1933, as amended, a Supplement dated July 31, 2000 to the Partnership's final prospectus dated January 31, 2000.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
     Daniel A. Dantuono
     Chief Financial Officer and
     Director

Enclosures


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

                              Salomon Smith Barney
                       Diversified 2000 Futures Fund L.P.
                                    July 2000

The redemption value of Smith Barney Diversified 2000 Futures Fund L.P. was $963.15 per unit at the end of July.

The Fund was unprofitable for the month of July, as gains in many sectors, including metals, grains, and interest rates, were more than offset by losses in the energy, currency, and stock index sectors.

Profits were made from the grain complex as those markets continued their declines. Short wheat, corn and soybean positions benefited from bearish USDA reports. Gold also contributed gains from the short side as a strengthening U.S. dollar, weak seasonal demand, and the effects of a 25 tonne bullion auction by the Bank of England weighed combined to push prices lower. In addition, base metals contributed profits due to supply concerns. Platinum prices reached a new contract high in late July after rallying over $70 on skepticism over Russian supply availability.

In the softs sector, profits were earned in sugar, which rallied amid strong physical demand and supply concerns caused by both unfavorable weather conditions in Australia and smaller-than-expected Brazilian exports. Sugar's move, which began in mid-March and saw a new contract high in late July, has seen the price nearly double from just below 5.5 cents to over 10 cents. These profits, however, were curbed by losses in coffee and cotton. After declining throughout June, cotton prices rose as the southern U.S. experienced an extended stretch of hot and dry weather. Coffee prices surged on weather-related news as well. Frost conditions in Brazil led to fears of widespread crop damage. The market quickly reversed course when crop damage was found to be minimal.

The largest losses in July were attributable to energy positions. After establishing a new contract high in late June, natural gas exhibited increased volatility and lower prices. Prices moved from $4.50 to $3.75, a 17% decline by month's end. In addition, long crude oil positions proved unprofitable as the price per barrel moved sharply lower, in part, on news that Saudi Arabia intended to raise production beyond OPEC quotas.

Public comments by Fed Chairman Greenspan at midmonth and again at month's end served to strengthen the U.S. dollar. This reversed earlier currency trends and led to losses on long positions in the Euro and Canadian dollar. Long positions in stock indices, particularly in Nikkei Index and Australian All Ordinaries, experienced losses following midmonth comments by Fed Chairman Greenspan that served to strengthen the U.S. dollar and a higher-than-expected figure for the U.S. Consumer Price Index.

Smith Barney Futures Management LLC


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                              Salomon Smith Barney
                       Diversified 2000 Futures Fund L.P.
                                Account Statement
                             For the Period July 1,
                              Through July 31, 2000

                                                                       Percent
                                                                     of Average
                                                                         Net
                                                                        Assets

Realized losses from trading                       $   (140,567)         (0.82)%
Change in unrealized gains/losses
   from trading                                        (102,231)         (0.60)
                                                   ------------         -------
                                                       (242,798)         (1.42)
Add, Brokerage commissions
   and clearing fees ($2,080)                            87,013           0.50
                                                   ------------        -------
Net realized and unrealized losses                     (329,811)         (1.92)
Interest Income                                          69,883           0.41
                                                   ------------        -------
                                                       (259,928)         (1.51)
Less, Expenses:
  Management fees                                        27,821           0.16
  Other expenses                                          6,408           0.04
                                                   ------------        -------
                                                         34,229           0.20
                                                   ------------        -------
Net Loss                                               (294,157)         (1.71)%
                                                                       -------
Additions, (2,158.9704 L.P. units
at June 30, 2000 net asset value
per unit of $980.56)                                  2,117,000

Additions, (20.3965 G.P. units
at June 30, 2000 net asset value
per unit of $980.56)                                     20,000
                                                   -------------
Increase in Net Assets                                1,842,843
Net assets, June 30, 2000                            15,169,525
                                                   ------------
Net assets, July 31, 2000                          $ 17,012,368
                                                   ------------

Net Asset Value per unit
  ($17,012,368/18,388.3669 units)                      $ 925.17
                                                        -------
Redemption value per unit (Note 1)                    $  963.15
                                                        -------


Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce net asset value per unit. As a result, the reported redemption value per unit is $963.15.

The net asset value per unit of $925.17 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.



  By: /s/ Daniel A. Dantuono
           Daniel A. Dantuono,
           Chief Financial Officer
Smith Barney Futures Management LLC
General Partner, Salomon Smith Barney
Diversified 2000 Futures Fund L.P.

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